                             LETTER OF TRANSMITTAL

                               TO TENDER SHARES
                                      OF
                     COMMON STOCK AND CLASS B COMMON STOCK
                                      OF
                        PEERLESS INDUSTRIAL GROUP, INC.

            PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 17, 1997

                                      BY

                          R-B ACQUISITION CORPORATION

                         A WHOLLY OWNED SUBSIDIARY OF
                            R-B CAPITAL CORPORATION


   THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON THURSDAY, MAY 15, 1997, UNLESS THE OFFER IS EXTENDED.


TO: HARRIS TRUST COMPANY OF NEW YORK, DEPOSITARY

            By Hand:                     By Overnight Courier:                     By Mail:
          Receive Window               77 Water Street, 4th Floor            Wall Street Station
    77 Water Street, 5th Floor             New York, NY 10005                   P.O. Box 1023
        New York, NY 10005                                                 New York, NY 10268-1023

                               Other Information

                   By Facsimile                                    Telephone Numbers
                  (212) 701-7636                              For information call collect
                  (212) 701-7640                                     (212) 701-7624
               Confirm by telephone
                  (212) 701-7624

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by shareholders of Peerless Industrial Group, Inc., a Minnesota corporation (the "Company") if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under "3. Procedure for Tendering Shares" in the Offer to Purchase dated April 17, 1997. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

  Shareholders whose Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth under "3. Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES, WHETHER OR NOT IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES, DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                  DESCRIPTION OF SHARES TENDERED--COMMON STOCK
--------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED             SHARES TENDERED
                  HOLDER(S)                      (ATTACH ADDITIONAL LIST IF
    (PLEASE FILL IN, IF BLANK, EXACTLY AS                NECESSARY)
 NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))
--------------------------------------------------------------------------------
                                             CERTIFICATE    TOTAL    NUMBER OF
                                              NUMBERS*     NUMBER     SHARES
                                                          OF SHARES TENDERED**
                                                         REPRESENTED
                                                             BY
                                                        CERTIFICATES*
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                                TOTAL
                                               NUMBER
                                              OF SHARES
--------------------------------------------------------------------------------
  *Need not be completed by shareholders tendering by book-entry transfer. **Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.


              DESCRIPTION OF SHARES TENDERED--CLASS B COMMON STOCK
--------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED             SHARES TENDERED
                  HOLDER(S)                      (ATTACH ADDITIONAL LIST IF
    (PLEASE FILL IN, IF BLANK, EXACTLY AS                NECESSARY)
 NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))
--------------------------------------------------------------------------------
                                             CERTIFICATE    TOTAL    NUMBER OF
                                              NUMBERS*     NUMBER     SHARES
                                                          OF SHARES TENDERED**
                                                         REPRESENTED
                                                             BY
                                                        CERTIFICATES*
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                                TOTAL
                                               NUMBER
                                              OF SHARES
--------------------------------------------------------------------------------
  *Need not be completed by shareholders tendering by book-entry transfer. **Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Delivery Instruments" or "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if certificates are to be forwarded herewith pursuant to the procedures set forth in "3. Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in "3. Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "3. Procedure for Tendering Shares" of the Offer to Purchase. If Shares are forwarded separately to the Depositary, each must be accompanied by a duly executed Letter of Transmittal (or facsimile thereof).

  THE METHOD OF DELIVERING SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER FACILITIES, IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must be EXACTLY the same as the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signatures(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

  8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Depositary will be required to backup withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the shareholder or other payee must complete the Certificate of Awaiting Taxpayer Identification Number below the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such holder if a TIN is provided to the Depositary within 60 days. The holder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one), consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

  10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. Instructions will then be given to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution ______________________________________________
  Account No. ________________________________________________________________
  [_] The Depository Trust Company ("DTC")
  [_] Philadelphia Depository Trust Company ("PHILADEP")
  Transaction Code No. _______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:
  Name(s) of Registered Shareholder(s) _______________________________________
  Window Ticket Number (if any) ______________________________________________
  Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which Guaranteed Delivery ______________________________ If delivery is by book entry transfer:
  Name of Tendering Institution ______________________________________________
  [_] DTC [_] PHILADEP (check one) Account No. _______________________________
  Transaction Code No. _______________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to R-B Acquisition Corporation, a Minnesota corporation (the "Purchaser"), a wholly owned subsidiary of R-B Capital Corporation, the above-described shares of Common Stock, no par value per share, and/or Class B Common Stock, no par value per share (collectively, the "Shares"), of Peerless Industrial Group, Inc., a Minnesota corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $1.67 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 17, 1997, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering holders of the Shares to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares delivered by book-entry transfer (and any and all other Shares or other securities issued or issuable in respect thereof on or after April 11, 1997 and any or all dividends thereon or distributions with respect thereto (collectively, "Distributions")) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other shares or securities), or transfer ownership of such Shares (and all Distributions) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price,
(b) present such Shares (and all Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Harrington Bischof and Clark Davis and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares (and any Distributions) tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This power of attorney and proxy is coupled with an interest and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without any further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares, and no subsequent power of attorney or proxies will be given or will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned understands that Purchaser reserves the right to require that, in order for such Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of shareholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and marketable title and unencumbered ownership thereto, free and clear of all liens, restrictions, charges, security interests, and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby, the amount or value thereof, as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "Section 3. Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby. See "Section 13. Certain Conditions of the Offer" in the Offer to Purchase.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price and/or return any Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of such Shares.



    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)
                                            (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares purchased or stock                 Shares purchased or stock
 certificates for Shares not               certificates for Shares not
 tendered or not purchased are to          tendered or not purchased are to
 be issued in the name of someone          be mailed to someone other than
 other than the undersigned.               the undersigned or to the
                                           undersigned at an address other
 Issue check and/or certificates           than that shown below the
 to:                                       undersigned's signature(s).

 Name _____________________________
           (Please Print)

                                           Mail check and/or certificates
                                           to:
 Address __________________________

 ----------------------------------        Name _____________________________
                                                     (Please Print)
             (Zip Code)

                                           Address __________________________
 ----------------------------------
  (Taxpayer Identification No. or          ----------------------------------
                                                       (Zip Code)

        Social Security No.)
   (Complete Substitute Form W-9)

                                  SIGN HERE
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

                                                                         SIGN
                                                                         HERE
 X
 ----------------------------------------------------------------------------
                           Signature(s) of Owner(s)

 X
 ----------------------------------------------------------------------------

   (Must be signed by registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Dated _______________________________________________________________ , 1997

 Name(s) ____________________________________________________________________
                                (Please Print)

 ----------------------------------------------------------------------------

 Capacity (full title) ______________________________________________________

 Address ____________________________________________________________________
                              (Include Zip Code)

 Area Code and Telephone No. ________________________________________________

 Tax Identification or Social Security No. __________________________________
                  (Complete Substitute W-9 on Reverse Side)



                          GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

 Name of Firm _______________________________________________________________

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________

 Address ____________________________________________________________________

 Area Code and Telephone Number _____________________________________________

 Dated _______________________________________________________________ , 1997

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 8)
                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
--------------------------------------------------------------------------------
                     PART I--PLEASE PROVIDE YOUR
 SUBSTITUTE          TIN IN THE BOX AT THE RIGHT
                     AND CERTIFY BY SIGNING AND
                     DATING BELOW.

 FORM W-9                                              ----------------------
 DEPARTMENT OF THE TREASURY                               Social security
 INTERNAL REVENUE SERVICE                                      number


 PAYER'S REQUEST FOR                                             or

 TAXPAYER IDENTIFICATION
 NUMBER (TIN)                                          ----------------------
                                                              Employer
                                                       identification number
--------------------------------------------------------------------------------
 CERTIFICATION.--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
     Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------

 SIGNATURE _________________________________________   DATE __________ , 1997


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAX
                             IDENTIFICATION NUMBER.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature _________________________________________   Date _________________

  Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of Shares and any other required documents should be sent or delivered by each shareholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                         Depositary for the Offer is:
                       HARRIS TRUST COMPANY OF NEW YORK

         By Hand:           By Overnight Courier:             By Mail:

      Receive Window           77 Water Street          Wall Street Station
   77 Water Street, 5th       New York, NY 10005           P.O. Box 1023
          Floor                                       New York, NY 10268-1023
    New York, NY 10005

      By Facsimile Transmission:                 Telephone Numbers:
            (212) 701-7636                  For information call collect
            (212) 701-7640                         (212) 701-7624
         Confirm by telephone
            (212) 701-7624

   (For Eligible Institutions Only)

  Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agents as set forth below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Offer.

                           The Information Agent is:

                                     LOGO
                               156 FIFTH AVENUE
                              NEW YORK, NY 10010

                         CALL TOLL FREE (800) 322-2885